UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2007

Natrol, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer Identification No.)

21411 Prairie Street, Chatsworth, California 91311
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 739-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2007, Natrol’s board of directors approved the base salaries of the executive officers of the company for 2007.  The following table sets forth these 2007 base salaries:

Name:	Title:	2007 Base Salary:	Effective Date
Wayne M. Bos	President and Chief Executive Officer	$832,000	2/6/07
Elliott Balbert	Executive Chairman	$624,000	2/6/07
Craig Cameron	Chief Operating Officer	$390,000	2/21/07
Dennis R. Jolicoeur	Chief Financial Officer, Treasurer and Executive Vice President	$286,000	1/1/07
Steven S. Spitz	Vice President and General Counsel	$260,000	1/1/07
Michael Surmeian	Vice President of Sales	$208,000	1/1/07

A summary sheet of the 2007 base salaries of Natrol’s executive officers is attached hereto as Exhibit 10.1.

Item 9.01       Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Exhibit Description

10.1	Summary Sheet of Natrol Executive Officers’ 2007 Base Salaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2007	NATROL, INC.

	By:	/s/ Dennis R. Jolicoeur
Dennis R. Jolicoeur
Chief Financial Officer, Treasurer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Summary Sheet of Natrol Executive Officers’ 2007 Base Salaries